UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2012

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Meeting”) on May 16, 2012. At the Annual Meeting, the Company’s stockholders voted on the election of eight nominated directors to serve for the ensuing year, a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012, and a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers.

As of March 19, 2012, the record date for the Meeting, there were 224,999,236 shares of the Company’s common stock, 2,803,812 shares of its Series E preferred stock, and 2,534,846 shares of its Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Meeting. At the meeting, all of the eight directors were elected and all of the matters submitted for approval were approved. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Meeting.

1. At the Meeting, the Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2013, or until his or her respective successor is duly elected and qualified:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Katherine A. Cattanach	189,747,455	1,021,606	-0-	15,734,755
Eric J. Foss	189,682,701	1,086,360	-0-	15,734,755
Robert P. Freeman	189,063,280	1,705,781	-0-	15,734,755
Jon A. Grove	189,219,030	1,550,031	-0-	15,734,755
James D. Klingbeil	188,756,459	2,012,602	-0-	15,734,755
Lynne B. Sagalyn	189,045,368	1,723,693	-0-	15,734,755
Mark J. Sandler	187,375,772	3,393,289	-0-	15,734,755
Thomas W. Toomey	189,945,643	823,418	-0-	15,734,755

2. At the Meeting, the stockholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

187,171,252	19,106,497	226,067	n/a

3. At the Meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the company’s Proxy Statement for the Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

179,143,211	1,893,977	9,731,873	15,734,755

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 16, 2012	By:	Warren L. Troupe

Name: Warren L. Troupe
Title: Senior Executive Vice President